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                                 REVOLVING NOTE

U.S. $1,000,000                                                 Cincinnati, Ohio
                                                               February 20, 1996

         FOR VALUE RECEIVED, NOBLE BROADCAST HOLDINGS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of BROADCAST FINANCE, INC., an Ohio corporation (the "Lender"), in lawful money of the United States of America in immediately available funds, at the Lender's Payment Office (as defined in the Agreement referred to below) initially located at 1300 PNC Center, 201 East Fifth Street, Cincinnati, Ohio 45202 on the Final Maturity Date (as defined in the Agreement) the principal sum of ONE MILLION DOLLARS or, if less, the unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement, payable at such times and in such amounts as are specified in the Agreement.

         The Borrower promises also to pay interest on the unpaid principal amount of each Revolving Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in the Agreement.

         This Note is the Revolving Note referred to in the Credit Agreement, of even date, among the Borrower, Noble Broadcast Group, Inc. and the Lender (as amended, modified or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Guaranties (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Final Maturity Date, in whole or in part.

         In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                  NOBLE BROADCAST HOLDINGS, INC.

                                  By:    ________________________________
                                         Title: